EXHIBIT 99.2
                                                                    ------------



                          NOTICE OF GUARANTEED DELIVERY

                             WILLIAMS SCOTSMAN, INC.

                                OFFER TO EXCHANGE
     $150,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 10% SENIOR SECURED NOTES DUE 2008, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
            AMENDED, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 10%
                          SENIOR SECURED NOTES DUE 2008

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Williams Scotsman, Inc. (the "Company") made pursuant to the prospectus dated ________, 2003 (the "Prospectus"), if any certificates for the outstanding $150,000,000 aggregate principal amount of its 10% Senior Secured Notes due 2008 (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                         U.S. BANK NATIONAL ASSOCIATION

                                 EXCHANGE AGENT

     BY REGISTERED OR CERTIFIED MAIL:                   BY FACSIMILE:
                                                (for eligible institutions only)
     U.S. Bank National Association                    (651) 495-8158
             EP-MN-WS2N
        60 Livingston Avenue                         CONFIRM BY TELEPHONE:
         St. Paul, MN 55107                             (800) 934-6802

     Attention: Specialized Finance Department

         BY OVERNIGHT COURIER OR HAND:

     U.S. Bank National Association
             EP-MN-WS2N
        60 Livingston Avenue
         St. Paul, MN 55107

     Attention: Specialized Finance Department


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes - Guaranteed Delivery Procedure" section of the Prospectus.

Principal Amount of Initial Notes
Tendered1

$______________________________________

Certificate Nos. (if available):

_______________________________________

                                            If Initial Notes will be delivered
Total Principal Amount Represented by       by book-entry transfer to The
Initial Notes Certificate(s):               Depository Trust Company, provide
                                            account number.

$______________________________________     Account Number______________________

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ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X______________________________________          _______________________________

X______________________________________          _______________________________
Signature(s) of Owner(s) or Authorized Signatory               Date

Area Code and Telephone Number:_______________________________

         Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

________________________
1 Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):          _____________________________________________________________

                  _____________________________________________________________


Capacity:         _____________________________________________________________


Address(es):      _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


_______________________________                 _______________________________
Name of Firm                                          Authorized Signature

_______________________________                 _______________________________
Address                                                      Title

_______________________________                 Name:__________________________
                    Zip Code                           (Please Type or Print)

Area Code and Tel. No._________                 Dated:_________________________


NOTE:             DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM.
                  CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.